SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2003

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (775) 850-6000

GAMETECH INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of GameTech International, Inc. dated May 21, 2003, reporting the financial results of its second quarter of fiscal 2003 and its year-to-date results.

ITEM 9.  REGULATION FD DISCLOSURE

The Company is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No. 33-8216.

On May 21, 2003, GameTech reported the financial results of its second quarter of fiscal 2003 and its year-to-date results.  A copy of GameTech’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003	GAMETECH INTERNATIONAL, INC.

	By:	/s/ John Hewitt
John Hewitt
Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated May 21, 2003.